UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
____________________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 16, 2012
____________________________

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)
___________________________

Delaware
(State or other jurisdiction of Incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)
Three Giralda Farms Madison, NJ	07940
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant’s telephone number, including area code)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction a.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On November 16, 2012, Quest Diagnostics Incorporated (the “Company”) hosted an investor meeting (“Investor Day”) at which management presented its views regarding, among other things, the industry and the Company’s strategy and plans to drive shareholder value.  The Investor Day presentation materials are attached hereto as Exhibits 99.1 – 99.6 and are incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 – 99.6, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 8.01.  Other Events

On November 16, 2012, the Company announced that it now expects to exit 2014 with run-rate savings of $600 million from the Invigorate initiative, increased from the previously announced goal of $500 million.  The Company also announced that it is seeking ways to increase the savings from the Invigorate initiative, to as much as $1 billion, and to accelerate the savings from the initiative.

In addition, the Company announced that its Board of Directors had increased its quarterly dividend to $0.30 per share from $0.17 per share, commencing with the dividend payable January 28, 2013 to holders of record of the Company’s common stock on January 11, 2013. This 76% increase raises the annual dividend rate to $1.20 per share from $0.68 per share.

The Company also reiterated its expectations for 2012 results from continuing operations, before special items and before the anticipated impact of Hurricane Sandy.  The Company continues to assess the impact of Hurricane Sandy, but anticipates that the hurricane will materially impact fourth quarter results.

The Company issued a press release on November 16, 2012, discussing, among other things, the Invigorate initiative, the dividend increase and the Company’s expectations for 2012 results.  A copy of the press release is attached hereto as Exhibit 99.7 and is incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

99.1	Investor Day Presentation, dated November 16, 2012, entitled “Our New Quest,” presented by Steve Rusckowski, President and Chief Executive Officer.

99.2	Investor Day Presentation, dated November 16, 2012, entitled “Disciplined Capital Deployment,” presented by Bob Hagemann, Senior Vice President and Chief Financial Officer.
99.3	Investor Day Presentation, dated November 16, 2012, entitled “Restore Growth,” presented by Everett Cunningham, Senior Vice President, Commercial.
99.4	Investor Day Presentation, dated November 16, 2012, entitled “Grow Esoteric Through Disease Focus,” presented by Jay Wohlgemuth, M.D., Senior Vice President, Science and Innovation.
99.5	Investor Day Presentation, dated November 16, 2012, entitled “Cancer Diagnostic Solutions,” presented by Jon Cohen, M.D., Senior Vice President and Chief Medical Officer.
99.6	Investor Day Presentation, dated November 16, 2012, entitled “Driving Operational Excellence,” presented by John Haydon, Senior Vice President, Operations.
99.7	Press release of the Company, dated November 16, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 16, 2012

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O’Shaughnessy, Jr.
William J. O’Shaughnessy, Jr.
Assistant General Counsel and Secretary